Debt	12 Months Ended
Dec. 31, 2015
Debt Disclosure [Abstract]
Debt Disclosure [Text Block]
Debt
The Company’s long-term debt consists of Senior Notes and bank loans, summarized as follows:

	As of December 31,
	2015	2014

Senior Notes	$73,625	$73,625

Bank Loans:
$39.6 Million Credit Facility	$30,754	$33,550
$409 Million Credit Facility	94,473	—
$330 Million Credit Facility	173,950	—
$42 Million Credit Facility	36,588	—
$67.5 Million Credit Facility	29,666	—
$411.3 Million Credit Facility	83,261	—
$12.5 Million Credit Facility	11,750	—
	460,442	33,550
Less: Current portion	(110,226)	(3,300)
	$350,216	$30,250

The future principal repayments under the Company’s long-term debt over the next five years on our Senior Notes and the seven credit facilities for which we had balances as of December 31, 2015 is as follows:

	2016	2017	2018	2019	2020		Thereafter	Total
Senior Notes	$—	$—	$—	$73,625	$—		$—	$73,625
$39.6 Million Credit Facility	2,796	1,915	1,915	24,128	—		—	30,754
$409 Million Credit Facility	6,102	6,370	6,370	6,370	69,261		—	94,473
$330 Million Credit Facility	14,913	14,913	14,913	14,913	14,913		99,385	173,950
$42 Million Credit Facility	2,566	2,567	2,567	2,567	2,567		23,754	36,588
$411.3 Million Credit Facility	83,261	—	—	—	—		—	83,261
$67.5 Million Credit Facility	—	2,284	2,284	2,284	2,284	—	20,530	29,666
$12.5 Million Credit Facility	588	783	783	783	8,813		—	11,750
Total	$110,226	$28,832	$28,832	$124,670	$97,838		$143,669	$534,067

Unsecured Senior Notes
On September 22, 2014, the Company issued $65,000 in aggregate principal amount of 7.5% Senior Notes due September 2019 (the “Senior Notes”) and on October 16, 2014 the Company issued an additional $8,625 aggregate principal amount of Senior Notes when the underwriters partially exercised their option to purchase additional Senior Notes on the same terms and conditions.
All terms mentioned are defined in the indenture.
The Senior Notes will mature on September 15, 2019 and bear interest at a rate of 7.5% per year, payable quarterly on each March 15, June 15, September 15 and December 15, commencing on December 15, 2014. The Senior Notes are redeemable at the Company’s option in whole or in part, at any time on or after September 15, 2016 at a redemption price equal to 100% of the principal amount to be redeemed plus accrued and unpaid interest to, but excluding, the redemption date.
The Senior Notes are our senior unsecured obligations and rank equally with all of our existing and future senior unsecured and unsubordinated debt and are effectively subordinated to our existing and future secured debt, to the extent of the value of the assets securing such debt, and will be structurally subordinated to all existing and future debt and other liabilities of our subsidiaries. No sinking fund is provided for the Senior Notes. The Senior Notes were issued in minimum denominations of $25.00 and integral multiples of $25.00 in excess thereof and are listed on the New York Stock Exchange under the symbol “SLTB.”The Senior Notes require us to comply with certain covenants, including financial covenants; restrictions on consolidations, mergers or sales of assets and prohibitions on paying dividends or returning capital to equity holders if a covenant breach or an event of default has occurred or would occur as a result of such payment. If the Company undergoes a change of control, holders may require us to repurchase for cash all or any portion of their notes at a change of control repurchase price equal to 101% of the principal amount of the notes to be repurchased, plus accrued and unpaid interest to, but excluding, the change of control purchase date.
The financial covenants include:

•	Net borrowings shall not equal or exceed 70% of total assets.

•	Net worth shall always exceed $500,000.
The outstanding balance at December 31, 2015 was $73,625, which is classified as long-term, and we were in compliance with the financial covenants relating to the Senior Notes as of that date.
Secured Credit Facilities
As of December 31, 2015, the Company had eight credit agreements in place, which are collateralized by certain of the Company’s vessels.
On June 27, 2014, the Company signed a $39,600 loan agreement (the “$39.6 Million Credit Facility”) which was used to finance a portion of the market value of two Kamsarmax vessels which have been delivered to the Company as of December 31, 2014. The Company was permitted to draw down in two tranches of $19,800, one for each vessel, against which the Company drew down an aggregate of $33,550 in November 2014. The remaining $6,050 was no longer available to be drawn down upon. This facility, which is secured by those two Kamsarmax vessels with an aggregate carrying value of $64,319 as of December 31, 2015, bears interest at LIBOR plus a margin of 2.925% per annum, bore a commitment fee of 1.17% per annum through November 2014 on the undrawn portion of the facility, and matures on June 27, 2019. Quarterly principal repayments for each tranche are $349 for the first eight installments and $239 thereafter with the balance due at maturity. As of December 31, 2015 and 2014, principal amounts outstanding under this facility were $30,754 and $33,550, respectively.
On July 29, 2014, the Company signed a $330,000 loan agreement (the “$330 Million Credit Facility”) which was subsequently reduced by $15,000 due to the sale of one Ultramax vessel, for which the Company wrote off $460 of deferred financing costs associated with the portion of credit facility that was no longer available. The proceeds of this facility will be used to finance a portion of the contract price of 15 Ultramax and six Kamsarmax vessels. During the year ended December 31, 2015, the Company drew down $178,950 relating to ten Ultramax vessels and two Kamsarmax vessels delivered to us as of December 31, 2015. These 12 vessels have an aggregate carrying value of $352,388 as of December 31, 2015. The remaining nine vessels are under construction and scheduled for delivery in 2016 and 2017. This facility, which is secured by those vessels, bears interest at LIBOR plus a margin of 2.925% per annum, bears a commitment fee of 1.17% per annum on the undrawn portion of the facility, and matures on July 29, 2021.
The Company may draw down 21 tranches of up to $15,000, one for each vessel. For each tranche, repayment is to be made in quarterly installments with the balance due on the maturity date. For each tranche, repayment is to be made in quarterly installments of $313 if the full $15,000 relating to the tranche is drawn, with the balance due on the maturity date. As of December 31, 2015, principal amount outstanding under this facility was $173,950.
On July 30, 2014, the Company signed a loan agreement for up to $67,500 (the “$67.5 Million Credit Facility”) which will be used to finance a portion of the contract price of two Ultramax vessels and two Kamsarmax vessels, of which two Kamsarmax have been delivered as of December 31, 2015, which have an aggregate carrying value of $61,205 as of December 31, 2015, and the remaining two vessels currently under construction are scheduled for delivery in 2016. This facility, which is secured by those vessels, bears interest at LIBOR plus a margin of 2.95% per annum, bears a commitment fee of 1.25% per annum on the undrawn portion of the facility, and each tranche matures on the earlier of seven years from its drawdown or December 31, 2023.

Under the $67.5 Million Credit Facility, the Company may draw down tranches of up to $16,350 for each of the two Ultramax vessels and up to $17,400 for each of the two Kamsarmax vessels. For each tranche, repayment is to be made in quarterly installments with the balance due on the maturity date. For the Ultramax tranches, if the full amount of the tranche is drawn, installments are made in 28 quarterly payments of $292 with a balloon installment of $8,174 due with the 28th installment. For the Kamsarmax tranches, if the full amount of the tranche is drawn, installments are made in 28 quarterly payments of $311 with a balloon installment of $8,692 due with the 28th installment. Pursuant to an amendment to this credit facility in September 2015, the amount drawn down is reduced by any quarterly installments that would have been paid through December 31, 2016 and the quarterly payments would not begin until 2017. In October 2015, the Company drew down $29,666 relating to the two Kamsarmax tranches. As of December 31, 2015, principal amount outstanding under this facility was $29,666.
On December 30, 2014, the Company signed a $408,976 senior secured loan facility with two leading European financial institutions (the “$409 Million Credit Facility”). This credit facility was subsequently reduced by $73,000 due to the sale of three Capesize vessels that were serving as partial security under the facility, and the addition of one Ultramax vessel to the security package under the facility. Pursuant to these reductions in the commitment of this credit facility, the Company recorded a write off of $2,083 during the year ended December 31, 2015, representing the portion of accumulated deferred financing costs no longer available, which is included in financing costs in its Consolidated Statements of Operations. The proceeds of this facility are expected to finance a portion of the purchase price of 18 of the vessels in our Newbuilding Program (seven Ultramax, nine Kamsarmax, and two Capesize vessels, which have been classified as held for sale) of which the Company has drawn down $95,476 on six vessels during 2015 consisting of three Ultramax vessels and two Kamsarmax vessels delivered as of December 31, 2015 and one Kamsarmax vessel was delivered in January 2016. These five vessels and one vessel under construction have an aggregate carrying value of $186,254 as of December 31, 2015, and the remaining 12 vessels,which includes two vessel construction contracts that are classified as held for sale, are expected to be delivered in 2016. This facility matures on December 30, 2020 and has customary financial and restrictive covenants, and interest at LIBOR plus a margin of 3.00% and has a term of six years. This facility is secured by, among other things, a first preferred mortgage on each of the 18 newbuilding vessels and guaranteed by each of the collateral vessel owning subsidiaries, including two vessel construction contracts that are classified as held for sale. As of December 31, 2015, the available remaining commitment for the remaining 12 vessels is $225,179. The commitment with respect to the two vessel construction contracts that are classified as held for sale was reduced by $63,037 on January 13, 2016. Therefore, the amount of the commitment that the Company could constructively draw down upon as of December 31, 2015, was $162,142 with respect to the remaining ten vessels which the Company expects to take delivery of during 2016. The Company will record a loss of approximately $2,315 during 2016 which will be included in financing costs in its Consolidated Statements of Operations pursuant to the reduction in this commitment representing the portion that is no longer available.
As of December 31, 2015, the outstanding balance of this facility is $94,473.
On January 15, 2015, the Company signed a loan agreement for up to $411,264 (the “$411.3 Million Credit Facility”), which was subsequently reduced on March 26, 2015 by $171,000 to $240,264 due to the removal from financing under this facility of five Capesize newbuilding vessels that the Company had agreed to convert into product tankers. This facility was further reduced by approximately $136,000 pursuant to the sale of four Capesize vessel contracts. Pursuant to these reductions in the commitment of this credit facility, the Company recorded a write off of $7,713 during the year ended December 31, 2015, representing the portion of accumulated deferred financing costs no longer available, which is included in financing costs in its Consolidated Statements of Operations. After giving effect to these reductions, the proceeds of $84,225 were used to finance a portion of the contract price of three Capesize vessels, all of which have been delivered as of December 31, 2015. This facility is secured by, among other things, a first preferred mortgage on the three Capesize vessels and guaranteed by each of the collateral vessel owning subsidiaries. Portions of this facility bear interest at LIBOR plus an applicable margin of between 1.90% and 2.95% and a portion has a fixed coupon of 6.25%. This facility matures six years from the delivery of the final vessel securing the facility, and in certain circumstances, the facility matures 12 years after the delivery of each financed vessel. As of December 31, 2015, the outstanding balance of this facility was $83,261, respectively. Because the three Capesize vessels collateralizing the facility have been classified as held for sale as of December 31, 2015, having an aggregate carrying value of $92,975 this loan was fully repaid in January 2016 and the vessels were sold.
On January 30, 2015, the Company signed a loan agreement for up to $42,000 (the “$42 Million Credit Facility”) which were used to finance a portion of the contract price of two Kamsarmax vessels which were delivered in to the Company in 2015. The facility may be drawn in two tranches of up to $21,000, with quarterly payments of $355 per tranche if the tranche is fully drawn and a balloon payment of $12,132 payable at the maturity date. Each tranche has a maturity of six years from the date of the respective vessel delivery from the yard. This facility bears interest at LIBOR plus a margin of 2.80%. This facility is secured by, among other things, a first preferred mortgage on the two Kamsarmax newbuilding vessels and guaranteed by each of the collateral vessel owning subsidiaries. During the year ended December 31, 2015, the Company drew down $37,995 on this facility upon delivery of the two vessels, which have an aggregate carrying value of $69,158 as of December 31, 2015. As of December 31, 2015, the outstanding balance of this facility are $36,588.
On December 22, 2015, the Company signed a loan agreement for up to $12,500 (the “$12.5 Million Credit Facility”) which was used to finance a portion of the purchase price of one Ultramax vessel which was delivered to the Company in 2015. The facility may be drawn in a single tranche of up to $12,500, with quarterly payments of one-sixtieth of the advance commencing on the last day of the quarter following the quarter in which the advance was drawn and a balloon payment payable at the maturity date which is December 22, 2020. This facility bears interest at LIBOR plus a margin of 3.00%. This facility is secured by, among other things, a first preferred mortgage on the Ultramax newbuilding vessel and guaranteed by the collateral vessel owning subsidiary. In December 2015, the Company drew down $11,750 on this facility. As of December 31, 2015, the Ultramax vessel had a carrying value of $31,976.
On December 22, 2015, the Company signed a loan agreement for up to $27,250 (the “$27.3 Million Credit Facility”) which will be used to finance a portion of the purchase price of two Ultramax vessels in our Newbuilding Program which are expected to be delivered during the first quarter of 2016. The facility may be drawn in two tranches of up to 50% of the fair value of each vessel, with 20 quarterly payments, assuming the full amount of the commitment is drawn, of $213 per tranche and a balloon payment of $9,365 per tranche payable at the maturity date. Each tranche has a maturity of five years from the drawdown date. This facility bears interest at LIBOR plus a margin of 2.95%. This facility is secured by, among other things, a first preferred mortgage on the two Ultramax newbuilding vessels and guaranteed by each of the collateral vessel owning subsidiaries.
Each of these eight credit agreements, as amended through December 31, 2015, has financial covenants with which we must comply (based on terms defined in the credit agreements), the most stringent by facility are as follows:

•	The ratio of net debt to total capitalization no greater than 0.60 to 1.00.

•
Consolidated tangible net worth no less than $500,000 plus (i) 25% of cumulative positive net income (on a consolidated basis) for each fiscal quarter commencing on or after December 31, 2013 and (ii) 50% of the value of any new equity issues occurring on or after December 31, 2013.

•
The ratio of EBITDA to net interest expense calculated on a trailing four quarter basis of greater than 1.00 to 1.00 from the quarter ending March 31, 2017 until and including the quarter ending December 31, 2017, calculated on a year to date basis from January 1, 2017 and 2.50 to 1.00 for each quarter thereafter, calculated on a trailing quarter basis.

•	Minimum liquidity of not less than the greater of $50,000 or $850 per owned vessel.

•
Maintain a minimum fair value of the collateral for each credit facility, such that the aggregate fair value of the vessels collateralizing the credit facility be between 140% and 150% through December 31, 2017 and thereafter between 130% to 145%, depending on the credit facility, of the aggregate principal amount outstanding under such credit facility.

In addition to the credit agreements described above, which are in effect as of December 31, 2015, the Company entered into the following credit agreements which originated and either expired or were terminated during the year ended December 31, 2015:
On February 27, 2015, the Company signed a loan agreement for up to $26,000 (the “$26 Million Credit Facility”) with ABN AMRO Bank N.V., the Netherlands. The proceeds of this facility were used to finance a portion of the purchase price of one Capesize vessel, which was delivered to us during the first quarter of 2015. This facility, as amended, matured on October 30, 2015 and was repaid on that date. This facility bore interest at LIBOR plus an initial margin of 2.00% with monthly step ups of 0.25% until a margin of 3.25% is reached. This facility was secured by, among other things, a first preferred mortgage on the Capesize newbuilding vessel and a parent company guarantee.
On March 2, 2015, the Company signed a loan agreement for up to $19,800 (the “$19.8 Million Credit Facility”). The facility was arranged by ABN AMRO Bank N.V., the Netherlands, with insurance cover provided from Sinosure. The proceeds of this facility were expected to be used to finance a portion of the purchase price of one Kamsarmax vessel under construction at Tsuneishi with expected delivery during the first quarter of 2016. The facility was to mature ten years from the date of delivery of the vessel and was to bear interest at LIBOR plus a margin of 2.50%. This facility was to be secured by, among other things, a first priority mortgage on one Kamsarmax newbuilding vessel and a parent company guarantee. Pursuant to the sale of this Kamsarmax vessel, this credit facility was canceled in April 2015. Pursuant to this, the Company recorded a write off of $344 during the year ended December 31, 2015, representing the accumulated deferred financing costs incurred, which is included in financing costs in its Consolidated Statements of Operations.
On October 12, 2015, the Company signed a loan agreement of up to $76,500 (the “$76.5 Million Credit Facility”) which was to be used to finance a portion of the purchase price of three Capesize vessels delivered during 2015 (including the vessel relating to the $26 Million Credit Facility). The terms and conditions of this facility, including covenants, were similar to those in the Company's existing credit facilities and customary for financings of this type. During November 2015, the Company drew down $25,500 relating to the delivery of one of the vessels. Pursuant to the three vessels collateralizing this facility being classified as held-for-sale in November 2015, this facility was canceled in December 2015 and the $25,500 was repaid. Pursuant to this, the Company recorded a write off of $1,254 during the year ended December 31, 2015, representing the accumulated deferred financing costs incurred, which is included in financing costs in its Consolidated Statements of Operations.
Our credit facilities discussed above have, among other things, the following restrictive covenants which would restrict our ability to:

•	incur additional indebtedness;

•	sell the collateral vessel, if applicable;

•	make additional investments or acquisitions;

•	pay dividends; and

•	effect a change of control of us.
In addition, our credit facilities contain customary events of default, including cross-default provisions. As of December 31, 2015, we are in compliance with the financial covenants of each of our eight credit facilities.
Interest rates on all of the Company’s secured credit facilities during the year ended December 31, 2015 ranged from 2.17% to 6.25%. The Company records its interest expense, all of which was capitalized until the fourth quarter of 2015, as a component of Financial expense, net on its consolidated statement of operations. For the years ended December 31, 2015 and 2014 and for the period from March 20, 2013 (date of inception) to December 31, 2013, Financial expense, net consists of:

	Year ended December 31,		Period from March 20, 2013 (date of inception) to December 31,
	2015	2014	2013
Interest expense	$998	$—	$—
Amortization of deferred financing costs	1,988	150	—
Write off	16,085	—	—
other, net	453	22	8
	$19,524	$172	$8

A summary of our outstanding balances and amounts available under our credit facilities as of December 31, 2015 is as follows:

	As of December 31, 2015
	Amount outstanding	Amount available
$39.6 Million Credit Facility	$30,754	$—
$409 Million Credit Facility	94,473	162,141
$330 Million Credit Facility	173,950	135,000
$42 Million Credit Facility	36,588	—
$67.5 Million Credit Facility	29,666	32,700
$411.3 Million Credit Facility	83,261	—
$12.5 Million Credit Facility	11,750	—
$27.3 Million Credit Facility	—	27,250
Total available	$460,442	$357,091

The above table excludes $63,037 of commitments available on December 31, 2015 on the $409 Million Credit Facility relating to two vessels under construction that had been classified as held for sale for which the commitment was formally reduced on January 13, 2016.